                                                                 EXHIBIT 10.23.1


                               September 24, 1997






The Maxim Group, Inc. for Itself
 And the Borrowers Identified on
 The Signature Pages Hereto
210 TownPark Drive
Kennesaw, Georgia  30144
Attention:   Thomas P. Leahey
             Executive Vice President/Finance

         Re: Consent, Waiver and Amendment

Gentlemen:

     Reference is made to the Credit Agreement, as amended (the "Credit Agreement"), dated as of August 26, 1997, among The Maxim Group, Inc. ("Maxim"), certain Subsidiaries of Maxim identified on the signature pages thereto, the financial institutions who are or may become party thereto (the "Lenders"), First Union National Bank, as Administrative Agent for the Lenders, NationsBank, N.A., as Documentation Agent, and Fleet National Bank, as Co-Agent. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Credit Agreement.

     Maxim has indicated that: (a) it will offer to issue up to $100,000,000 in aggregate principal amount of its Senior Subordinated Notes due 2007 (the "Subordinated Notes"), pursuant to an Indenture (the "Indenture"), by and among Maxim, all of the Subsidiaries of Maxim, as guarantors, and State Street Bank and Trust Company, as Trustee; (b) each Subordinated Note will be guaranteed by all of the Subsidiaries of Maxim, pursuant to the guarantee ("Guarantee") set forth on such Subordinated Note; and (c) Maxim made a loan of approximately $738,100 to A.J. Nassar on September 19, 1997 (the "Employee Loan") in violation of Sections 9.4 and 9.7 of the Credit Agreement. Maxim has further indicated that it will use the proceeds of the offer and sale of the Subordinated Notes to, among other things, (i) prepay the entire outstanding principal amount of the Term Loan, together with accrued interest and all other fees or amounts, if any, required to be paid in connection with such prepayment, (ii) repay certain outstanding Revolver Loans, together with accrued interest and all other fees or amounts, if any, required to be paid in connection with such repayment, so that after giving effect to such repayment, the aggregate principal amount of all outstanding Revolver Loans will equal or be less than $50,000,000, and (iii) permanently reduce the aggregate Revolver Loan Commitment from $70,000,000 to $50,000,000, so that after giving effect to the foregoing the Aggregate Commitments under the Credit Facilities shall equal $80,616,438.36 (the "New Commitment Amount"). Borrowers hereby represent and warrant to the Lenders that,

The Maxim Group, Inc.
September 24, 1997
Page 2




except for the items described in the next succeeding paragraph for which consents, waivers or amendments have been requested, the offer and sale of the Subordinated Notes and the anticipated use of the proceeds from the sale of the Subordinated Notes, does not, and when consummated, will not, violate any term or provision of the Credit Agreement or create a Default or Event of Default thereunder.

     The Borrowers have jointly and severally requested (A) the written approval of Required Lenders to the terms and conditions of the Indenture (including the forms of Subordinated Notes contained therein), (B) the written approval of the Required Lenders to the terms and conditions of each Guarantee, (C) the amendment of Section 8.1 of the Credit Agreement to increase the required ratio of Total Debt to Total Capitalization contained therein from .55 to 1.0. to .60 to 1.0, (D) the amendment of Schedule 1.1, Section 1.1 (definition of "Borrowing Base"), Section 2.1 and Section 2.5 of the Credit Agreement and Exhibit L (form of Borrowing Base Certificate) and Exhibit D (form of Officer's Compliance Certificate) to the Credit Agreement, in order to enable Borrowers to reduce the aggregate Revolver Loan Commitment from $70,000,000 to $50,000,000, so that after giving effect to the foregoing the Aggregate Commitments under the Credit Facilities shall equal the New Commitment Amount, (E) an extension of the time periods in which Maxim is required to obtain certain landlord agreements and complete certain real property records searches, as set forth in that certain letter agreement dated August 26, 1997 (the "Letter Agreement"), executed pursuant to Section 4.2(f)(v) of the Credit Agreement by Maxim, on behalf of the Borrowers, and the Administrative Agent, (F) a waiver of Section 9.10(b) of the Credit Agreement in order to permit the Borrowers to be bound by the covenant contained in Section 1009 of the Indenture, restricting the ability of Borrowers to make certain distributions in respect to their capital stock, and (G) a waiver of the provisions of Sections 9.4 and 9.7 of the Credit Agreement that were violated by Maxim as a result of the Employee Loan. In addition, in order to protect the respective interests of the Borrowers and the Lenders under the Security Agreement and any Hedging Agreements entered into by Borrowers, the Borrowers and each Lender signatory hereto, constituting Required Lenders, have agreed to amend the Security Agreement in certain respects as hereinafter provided.

     Borrowers hereby represent and warrant to Administrative Agent and Lenders that (i) the Debt of Maxim outstanding under the Credit Facilities constitutes "Senior Indebtedness" (as such term is defined in the Indenture) and the Debt of the Subsidiaries of Maxim outstanding under the Credit Facilities constitutes "Guarantor Senior Indebtedness" (as such term is defined in the Indenture), and
(ii) A.J. Nassar has repaid to Maxim the entire amount of the Employee Loan. In reliance upon the representations, warranties and undertakings provided by each of the Borrowers to the Administrative Agent and Lenders by which the Borrowers have requested such approvals, waivers and amendments, each of the Lenders signatory hereto, constituting Required Lenders, hereby:

The Maxim Group, Inc.
September 24, 1997
Page 3



              (a) approves of the terms and conditions of the Indenture (including the forms of Subordinated Notes and Guarantees contained therein) as required under Section 9.1(j) and Section 9.2 of the Credit Agreement, and approves of the form and terms of the negative pledge contained in the Indenture as required under Section 9.10(a) of the Credit Agreement, provided that such approvals are made in reliance upon the specific representations and warranties of Maxim that, and each such approval, and each of the amendments set forth in clauses (b) and (c) below shall be of no force or effect whatsoever unless, (x) the form and substance of the final fully executed Indenture, including the terms of the Subordinated Notes and the Guarantees contained therein (other than the provisions contained therein relating to subordination, negative covenants, financial covenants and events of default) will be substantially the same as set forth in the draft of the Indenture dated September 17, 1997 (the "Indenture Draft") (a copy of which is attached hereto), (y) the form and substance of the subordination provisions contained in the final fully executed Indenture will be the same as those set forth in the Indenture Draft, and (z) the negative covenants, the financial covenants and the events of default contained in the final fully executed Indenture will not be materially more restrictive to the Company than as set forth in the Indenture Draft.

              (b) agrees that Section 8.1 of the Credit Agreement be, and it hereby is, amended by amending and restating said Section to read in its entirety as follows:

                  "SECTION 8.1 Total Debt to Total Capitalization. As of any fiscal quarter end, permit the ratio of (a) Total Debt of Maxim and its Subsidiaries as of such date to (b) the sum of (i) Consolidated Net Worth of Maxim and its Subsidiaries plus (ii) Total Debt of Maxim and its Subsidiaries, each as of such date, to exceed a ratio of .60 to 1.0.";

              (c) agrees that (i) Schedule 1.1 of the Credit Agreement be, and it hereby is, amended by (1) reducing the aggregate Revolver Loan Commitment set forth therein from $70,000,000 to $50,000,000, (2) reducing the Aggregate Commitments under the Credit Facilities from $130,000,000 to the New Commitment Amount, and (3) making a corresponding reduction in each Lender's Revolver Loan Commitment based upon such Lender's actual share of the New Commitment Amount,
(ii) the definition of "Borrowing Base" in Section 1.1 of the Credit Agreement be amended, and it hereby is, amended by deleting the figure "$70,000,000" that appears in such definition and replacing it with the figure "$50,000,000," (iii)
Section 2.1 of the Credit Agreement be, and it hereby is, amended by deleting the words and figure "seventy million dollars ($70,000,000)" that appear in the eighth line of such Section and replacing them with the words and figure "fifty million dollars ($50,000,000)," (iv) Section 2.5 of the Credit Agreement be, and it hereby is, amended by deleting the figure "$70,000,000" that appears in each such Section and replacing it with the figure "$50,000,000," (v) Exhibit D (form of Officer's Compliance Certificate)

The Maxim Group, Inc.
September 24, 1997
Page 4




to the Credit Agreement be, and it hereby is, amended by deleting the Total Debt to Total Capitalization ratio of ".55 to 1.0" contained in paragraph A(4) to
Schedule 1 to Exhibit D and replacing it with the ratio of ".60 to 1.0," and
(vi) Exhibit L (form of Borrowing Base Certificate) to the Credit Agreement be, and it hereby is, amended by deleting the figure "$70,000,000" that appears in paragraph 4 of Exhibit A to the Borrowing Base Certificate and replacing it with the figure "$50,000,000"; provided, however, that none of the amendments contained in this clause (c) shall become effective until such time as the sale of the Subordinated Notes has been fully consummated, the aggregate principal amount of all Revolver Loans then outstanding equals or is less than $50,000,000 and the Lenders have received all accrued interest and all other fees and amounts, if any, required to be paid by Borrowers to Lenders under the Credit Agreement in connection with the repayment in full of the Term Loan and any Revolver Loans;

              (d) agrees that the time period in which Maxim is required to obtain certain landlord agreements and complete certain real property records searches, as set forth in paragraph 2 and paragraph 3, respectively, of the Letter Agreement, is hereby extended in each case from thirty (30) days to forty
(40) days;

              (e) agrees that Section 4 of the Security Agreement be, and it hereby is, amended by adding a new paragraph (g) thereto to read as follows:

                  "(g) Hedging Agreements. With respect to any Hedging Agreement that is or becomes subject to a Security Interest hereunder:

                  (i)  notwithstanding anything to the contrary contained in
                  Section 4(a)(ix)(A), 4(b)(iv), 7(a)(iv) or 8 of this Agreement, each party to that Hedging Agreement may exercise its right to designate an "Early Termination Date" under that Hedging Agreement or otherwise terminate the transactions governed by that Hedging Agreement prior to their respective stated maturities without notice to or the consent of the Administrative Agent or any Lender, provided that the market value thereof would be computed and become payable using the "Second Method and Market Quotation" basis as provided under either the 1992 ISDA Master Agreement (Multi-Currency - Cross Border) or the 1992 ISDA Master Agreement (Local Currency - Single Jurisdiction) as published by the International Swap Dealers Association, Inc. ("ISDA"), as reflected in that Hedging Agreement, and if the

The Maxim Group, Inc.
September 24, 1997
Page 5




                  amount thereof would be payable to the Grantor, that amount would be paid in accordance with the terms of this Agreement; and

                  (ii) notwithstanding anything to the contrary contained in
                  Section 7(a)(iv) or 8 of this Agreement, the Administrative Agent shall not have the right to sell, transfer, or assign that Hedging Agreement upon the occurrence or continuance of an Event of Default, but the only manner in which the Administrative Agent may realize upon that Hedging Agreement under Section 8 of this Agreement shall be to provide the parties to that Hedging Agreement with notice the effect of which would cause the transactions under that Hedging Agreement to be terminated, the market value thereof to be computed and to become payable using the "Second Method and Market Quotation" basis as provided under either the 1992 ISDA Master Agreement (Multi-Currency Cross Border) or the 1992 ISDA Master Agreement (Local Currency - Single Jurisdiction) as published by the ISDA, as reflected in that Hedging Agreement, and if the amount thereof would be payable to Grantor, that amount would be paid in accordance with Sections 4(b)(ii) and 6(b) of this Security Agreement.";

              (f) consents to the covenant contained in Section 1009 of the Indenture, restricting the ability of the Borrowers to make certain distributions in respect of their capital stock, and waives enforcement of subsection (b) of Section 9.10 of the Credit Agreement with respect to the Borrowers agreeing to be bound by said covenant contained in Section 1009 of the Indenture;

              (g) waives enforcement of Sections 9.4 and 9.7 of the Credit Agreement with respect to the Employee Loan; and

              (h) agrees that, upon the effectiveness of the amendments set forth in clause (c) above, the maximum amount of its share of the New Commitment Amount shall be the amount set forth opposite its name on the signature pages hereto.

     The approval in clause (a) of the immediately preceding paragraph applies solely to the Default and Event of Default (1) under Sections 9.1 and
9.2 of the Credit Agreement that otherwise would result from the issuance of the Subordinated Notes by Maxim and the issuance of the

The Maxim Group, Inc.
September 24, 1997
Page 6



Guarantees by certain Subsidiaries of Maxim without such approval, and (2) under
Section 9.10(a) of the Credit Agreement that would otherwise result from the inclusion of the negative pledge provision in the Indenture without such approval. The waiver in clause (f) of the immediately preceding paragraph applies solely to the Default and Event of Default under Section 9.10(b) of the Credit Agreement that otherwise would result from the agreement of the Borrowers to be bound by the covenant contained in Section 1009 of the Indenture without such waiver. The waiver in clause (g) of the immediately preceding paragraph applies solely to the Default and Event of Default under Sections 9.4 and 9.7 of the Credit Agreement that otherwise would exist without such waiver as a result of the Employee Loan. Without limiting the foregoing sentence, each of the Lenders expressly reserves any and all rights it may have under the Credit Agreement or any other Loan Documents arising out of or in connection with any Default or Event of Default thereunder and not specifically waived herein.

     Except as expressly modified by this consent, waiver and amendment agreement, the terms and provisions of the Credit Agreement, are hereby ratified and confirmed and shall continue in full force and effect. Without limiting any conditions to effectiveness set forth above, the consent, waivers and amendments provided herein (1) are to be effective only upon receipt by the Administrative Agent of an execution counterpart of this consent, waiver and amendment agreement signed by the Required Lenders and by each of the Borrowers listed below; and are conditioned upon the correctness of all representations and warranties, and upon full compliance by each Borrower with each of the undertakings and terms provided in any oral or written requests for this consent, waiver and amendment agreement and in this consent, waiver and amendment agreement itself, and (2) will be of no further force and effect if Borrowers' fail to satisfy the conditions referred to in clauses (x), (y) and
(z) of the proviso above or fail to provide the Administrative Agent with a true and complete copy of the fully-executed counterparts of the Indenture promptly after the execution thereof by all parties thereto.

     In consideration of the approvals, waivers and amendments granted by the Required Lenders herein, each Borrower hereby agrees that it shall not enter into or consent to any amendment of the Indenture (including, without limitation, the forms of Subordinated Notes and Guarantees contained therein) on or after the date hereof without the prior written consent of the Required Lenders. Maxim hereby agrees that it shall promptly (and in any event within five (5) Business Days), upon its becoming aware of or receiving notice of any change in the Person designated or appointed as "Trustee" (as such term is defined in the Indenture) under the Indenture, give notice to the Administrative Agent and each Lender of such change. Each Borrower further agrees that the failure of any Borrower to comply with the preceding sentences in this paragraph shall be deemed to be an "Event of Default" under the Credit Agreement.

The Maxim Group, Inc.
September 24, 1997
Page 7



     Please evidence your acknowledgment of and agreement to the foregoing by executing this letter below in the place indicated.

                                             Sincerely,

Maximum amount                               FIRST UNION NATIONAL BANK, as
of New Commitment                            Administrative Agent and Lender
Amount:
$35,000,000
                                             By: /s/ Daniel L. Evans
                                                 -------------------------
                                             Name:   Daniel L. Evans
                                                     ---------------------
                                             Title:  Senior Vice President
                                                     ---------------------






















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
The Maxim Group, Inc.
September 24, 1997
Page 8



Each term of the foregoing consented to
as of September 24, 1997.

FLEET NATIONAL BANK, as Lender               Maximum amount of
                                             New Commitment Amount:
                                             $25,000,000
By: /s/ Oliver Bennett
    ------------------
Name:   Oliver Bennett
        --------------
Title:  Vice President
        --------------

























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

The Maxim Group, Inc.
September 24, 1997
Page 9



Each term of the foregoing consented to
as of September 24, 1997.

NATIONSBANK, N.A., as Lender                 Maximum amount of
                                             New Commitment Amount:
                                             $25,000,000
By: /s/ David H. Dinkins
    --------------------
Name:
     -------------------
Title:
      ------------------

























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
The Maxim Group, Inc.
September 24, 1997
Page 10


Each term of the foregoing consented to
as of September 24, 1997.

SUNTRUST NATIONAL, ATLANTA, as Lender        Maximum amount of
                                             New Commitment Amount:
                                             $20,000,000
By: /s/ Bradley J. Staples
    ------------------------------
Name: Bradley J. Staples
      ----------------------------
Title:  Assistant Vice President
       ---------------------------

By: /s/ David W. Pender
    ------------------------------
Name: David W. Pender
      ----------------------------
Title: Group Vice President
      ----------------------------








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
The Maxim Group, Inc.
September 24, 1997
Page 11


Accepted and agreed to as of
the date above first written:


                              THE MAXIM GROUP, INC.


                              By: /s/ Thomas P. Leahey
                                  ----------------------------------------------
                                      Name: Thomas P. Leahey
                                            ------------------------------------
                                      Title: Executive Vice President-Finance
                                             -----------------------------------


                              IMAGE INDUSTRIES, INC.


                              By: /s/ Gene Harper
                                  ----------------------------------------------
                                      Name: Gene Harper
                                           -------------------------------------
                                      Title: Assistant Secretary
                                            ------------------------------------


                              KINNAIRD & FRANCKE
                              INTERIORS, INC.


                              By: /s/ Thomas P. Leahey
                                  ----------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                              KINNAIRD & FRANCKE DRAPERY CO., INC.


                              By: /s/ Thomas P. Leahey
                                  ----------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------




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
The Maxim Group, Inc.
September 24, 1997
Page 12



                              FIRST QUALITY, INC.


                              By: /s/ Thomas P. Leahey
                                  ----------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                              STEVE PETERSON INTERIORS
                               & ASSOCIATES, INC.


                              By: /s/ Thomas P. Leahey
                                  ----------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                              BAY AREA CARPETS, INC.


                              By: /s/ Thomas P. Leahey
                                  ----------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                              CARPET WORLD, INC.


                              By: /s/ Thomas P. Leahey
                                  ----------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------




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
The Maxim Group, Inc.
September 24, 1997
Page 13




                              RNA ENTERPRISES, INC.


                              By: /s/ Thomas P. Leahey
                                  ----------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                              GCO, INC.


                              By: /s/ Gene Harper
                                  ----------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                              DUBOSE CARPETS & FLOORS, INC.


                              By: /s/ Thomas P. Leahey
                                  ----------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                              RUGS N REMNANTS, INC.


                              By: /s/ Thomas P. Leahey
                                  ----------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------




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
The Maxim Group, Inc.
September 24, 1997
Page 14




                              CARPET GALLERY, INC.


                              By: /s/ Thomas P. Leahey
                                  ----------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                              LOSANTVILLE CARPET OUTLET, INC.


                              By: /s/ Thomas P. Leahey
                                  ----------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                              AMERICAN CARPETS & INTERIORS, INC.


                              By: /s/ Thomas P. Leahey
                                  ----------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                              INVESTOR MANAGEMENT, INC.


                              By: /s/ Thomas P. Leahey
                                  ----------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------




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
The Maxim Group, Inc.
September 24, 1997
Page 15



                              GCO CARPET OUTLET, INC.


                              By: /s/ Gene Harper
                                  ----------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                              MAXIM RETAIL GROUP, INC.


                              By: /s/ Thomas P. Leahey
                                  ----------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                              CARPET COUNTY, INC.


                              By: /s/ Thomas P. Leahey
                                  ----------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                              CARPETMAX, L.P.

                              By:     The Maxim Group, Inc., as its sole
                                      general partner

                                      By: /s/ Thomas P. Leahey
                                          --------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------



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
The Maxim Group, Inc.
September 24, 1997
Page 16




                              TRI-R OF ORLANDO, INC.


                              By: /s/ Thomas P. Leahey
                                  ----------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                              CARPETMAX OF PALM BEACH, INC.


                              By: /s/ Thomas P. Leahey
                                  ----------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                              CREDITMAX CORP.


                              By: /s/ Thomas P. Leahey
                                  ----------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                              CARPETMAX OF NEW MEXICO, INC.


                              By: /s/ Thomas P. Leahey
                                  ----------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------




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
The Maxim Group, Inc.
September 24, 1997
Page 17




                              CARPETMAX OF CHARLOTTE, INC.


                              By: /s/ Thomas P. Leahey
                                  ----------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                              CLOUD CARPETS, INC.


                              By: /s/ Thomas P. Leahey
                                  ----------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:


                              CARPETMAX ALABAMA CONTRACT, INC.


                              By: /s/ Thomas P. Leahey
                                  ----------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                              BAILEY & ROBERTS CARPETMAX OF
                              TENNESSEE, INC.


                              By: /s/ Thomas P. Leahey
                                  ----------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------




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
The Maxim Group, Inc.
September 24, 1997
Page 18




                              MAXIM EQUIPMENT LEASING
                              COMPANY, INC.


                              By: /s/ Thomas P. Leahey
                                  ----------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------